UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer U.S. Government Trust

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2013

Item 1. Reports to Stockholders.

2	28	2013

SEMIANNUAL REPORT

Oppenheimer U.S. Government Trust

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/13

	Class A Shares of the Fund		Barclays U.S. Government Bond Index
	Without Sales Charge	With Sales Charge
6-Month	–0.20%	–4.94%	–0.57%
1-Year	2.82	–2.07	1.98
5-Year	4.59	3.58	4.48
10-Year	4.16	3.65	4.49

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2	OPPENHEIMER U.S. GOVERNMENT TRUST

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -0.20% during the reporting period, outperforming the Barclays U.S. Government Bond Index (the “Index”), which returned -0.57% during the same period. The coordinated, accommodative monetary policies of the world’s major central banks put downward pressure on yields of short-term sovereign debt obligations, including U.S. government securities this period. The Fund outperformed the Index due to its allocation to spread products, particularly residential mortgage-backed securities.

MARKET OVERVIEW

During the reporting period, central banks enacted additional monetary policies that resulted in a rally in the risk markets, while short-term debt obligations underperformed. The Federal Reserve (the “Fed”) continued its quantitative easing program to support asset prices and drive down interest rates for borrowers. Additionally, the Fed voted to increase its asset purchase program by $40 billion per month to compensate for the expiration of its “Operation Twist” program. Equally as important, the Fed explicitly stated that it would keep extraordinary monetary measures in place until unemployment went below the 6.5% level, although these continued measures are conditional on inflation (measured by the Consumer Price Index) not breaching the 2.5% level on the upside. The Fed’s policies appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.1% at the end of August 2012 to 7.7% at the end of February 2013. The rate of U.S. economic growth climbed from a 1.3% annualized rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. economic growth slowed in the fourth quarter, with GDP an estimated 0.4%, other economic indicators continued to post gains. While these developments helped boost risk markets, markets experienced a degree of volatility particularly over the fourth quarter of 2012 when the uncertainty of the presidential election and looming fiscal cliff dented confidence. In addition, the onset of a package of broad federal spending cuts, known as the sequestration, kicked in at the end of the period after Congress could not come to an agreement on the federal budget. However, the markets did not have a negative reaction to this news.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged

OPPENHEIMER U.S. GOVERNMENT TRUST	3

when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leadership may adopt more stimulative fiscal policies than their predecessors.

FUND PERFORMANCE

The Fund produced a slight negative return driven by the underperformance of U.S. government debt during the period. However, the Fund maintained an underweight position to U.S. Treasuries, and favored spread products such as mortgage-backed obligations, which resulted in its outperformance relative to the Index. Among mortgage-backed obligations, the Fund had its largest allocation to agency and non-agency residential mortgage-backed securities and a smaller allocation to commercial mortgage-backed securities, both of which produced positive results. Despite bouts of risk aversion, mortgage-backed obligations generally produced positive results as housing in the U.S. began to stabilize.

OUTLOOK

The unprecedented policy response of the Fed, and other global policymakers, to slowing global growth is a game changer in our view. Quantitative easing in the U.S., U.K., and Japan effectively pushes investors away from a dwindling supply of low yielding “safe” assets into credit: a massive liquidity-driven trend that we believe the Fund is well-positioned for. Moreover, Australia, China and Brazil are among the major central banks that are in accommodative mode, and we expect all of these simulative measures to have positive effect on economies and animal spirits globally. We believe China’s growth bottoming out is a harbinger of better economic news for the entire global economy.

Krishna Memani Portfolio Manager

Peter A. Strzalkowski, CFA Portfolio Manager

4	OPPENHEIMER U.S. GOVERNMENT TRUST

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	50.2%
Non-Agency	5.2
U.S. Government Obligations	33.2
Short-Term Notes	9.1
Asset-Backed Securities	2.3
Swaptions Purchased	—	*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2013, and are based on the total market value of investments. For more current holdings information, please visit oppenheimerfunds.com.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	93.8%
AA	0.5
A	1.8
BBB	2.1
BB	0.3
B	0.2
CCC	0.5
CC	0.5
D	0.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of February 28, 2013, and are subject to change. Except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

OPPENHEIMER U.S. GOVERNMENT TRUST	5

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	–0.20%	2.82%	4.59%	4.16%
Class B (UGTBX)	7/21/95	–0.66%	1.95%	3.82%	3.70%
Class C (OUSCX)	12/1/93	–0.57%	1.95%	3.82%	3.38%
Class N (OUSNX)	3/1/01	–0.32%	2.56%	4.35%	3.88%
Class Y (OUSYX)	5/18/98	–0.17%	3.08%	4.87%	4.50%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	–4.94%	–2.07%	3.58%	3.65%
Class B (UGTBX)	7/21/95	–5.48%	–2.96%	3.47%	3.70%
Class C (OUSCX)	12/1/93	–1.53%	0.97%	3.82%	3.38%
Class N (OUSNX)	3/1/01	–1.29%	1.58%	4.35%	3.88%
Class Y (OUSYX)	5/18/98	–0.17%	3.08%	4.87%	4.50%

STANDARDIZED YIELDS
For the 30 Days Ended 2/28/13
Class A	1.06%
Class B	0.37%
Class C	0.37%
Class N	0.86%
Class Y	1.41%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no

6	OPPENHEIMER U.S. GOVERNMENT TRUST

sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 2/28/13 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to that of the Barclays U.S. Government Bond Index, which is is composed of publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER U.S. GOVERNMENT TRUST	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER U.S. GOVERNMENT TRUST

Fund Expenses Continued

Actual	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During 6 Months Ended February 28, 2013
Class A	$1,000.00	$998.00	$4.47
Class B	1,000.00	993.40	8.19
Class C	1,000.00	994.30	8.19
Class N	1,000.00	996.80	5.71
Class Y	1,000.00	998.30	3.18

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.33	4.52
Class B	1,000.00	1,016.61	8.28
Class C	1,000.00	1,016.61	8.28
Class N	1,000.00	1,019.09	5.77
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended February 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.65
Class C	1.65
Class N	1.15
Class Y	0.64

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER U.S. GOVERNMENT TRUST	9

STATEMENT OF INVESTMENTS    February 28, 2013 / (Unaudited)

	Principal Amount	Value
Asset-Backed Securities—3.3%
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.:
Series 2012-3, Cl. A, 1.64%, 11/15/16[1]	$902,640	$903,210
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	505,000	505,375
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	775,000	808,887
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	950,000	978,123
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18	2,020,000	2,053,114
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. D, 2.09%, 2/8/19	1,675,000	1,675,920
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[1]	995,000	1,069,761
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	1,085,000	1,085,323
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	730,000	732,566
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	912,744	917,948
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]	855,000	861,176
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	430,000	434,811
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	1,930,000	1,963,533
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]	1,487,073	1,497,207
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[1,2]	340,000	340,275
Exeter Automobile Receivables Trust, Automobile Receivable Nts., Series 2012-2A, Cl. C, 3.06%, 7/15/18[1]	170,000	172,659
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	810,000	871,434
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	995,000	1,046,904
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	351,424	352,468
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18	2,360,000	2,467,358
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,480,000	1,532,134
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18	4,845,000	4,927,365
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19	1,365,000	1,366,987
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	60,000	62,189

10	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
Asset-Backed Securities Continued
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 20.981%, 2/25/32[3]	$7,104,628	$592,090
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15	845,000	845,472
Series 2012-1, Cl. B, 1.87%, 9/15/15	1,435,000	1,436,439
Series 2012-1, Cl. C, 2.52%, 3/15/16	1,040,000	1,041,130
Total Asset-Backed Securities (Cost $32,355,876)		32,541,858
Mortgage-Backed Obligations—79.1%
Government Agency—71.7%
FHLMC/FNMA/FHLB/Sponsored—68.7%
Federal Home Loan Mortgage Corp.: 4.50%, 5/1/19	72,239	76,945
5%, 7/1/33-6/1/34	1,677,478	1,834,928
5.50%, 9/1/39	5,243,310	5,753,925
6%, 1/1/22-7/1/24	1,857,156	2,038,660
6.50%, 4/1/18-4/1/34	1,261,704	1,385,761
7%, 8/1/16-3/1/35	3,653,226	4,321,382
7.50%, 1/1/32-2/1/32	2,135,745	2,604,115
8%, 4/1/16	216,481	230,734
9%, 8/1/22-5/1/25	82,560	95,054
11.50%, 6/1/20-11/1/20	23,370	23,749
12.50%, 7/1/19	3,582	3,805
13%, 8/1/15	4,921	5,031
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	29,218	33,560
Series 1644, Cl. S, 2.521%, 12/15/23[2]	4,206,642	4,337,961
Series 2006-11, Cl. PS, 23.827%, 3/25/36[2]	507,174	708,977
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,217,543	2,559,603
Series 2116, Cl. ZA, 6%, 1/15/29	1,339,741	1,517,082
Series 2148, Cl. ZA, 6%, 4/15/29	2,164,954	2,449,034
Series 2220, Cl. PD, 8%, 3/15/30	136,000	161,901
Series 2326, Cl. ZP, 6.50%, 6/15/31	245,300	283,275
Series 2344, Cl. FP, 1.151%, 8/15/31[2]	368,376	377,438
Series 2368, Cl. PR, 6.50%, 10/15/31	1,003,078	1,159,490
Series 2427, Cl. ZM, 6.50%, 3/1/32	905,558	1,047,195
Series 2451, Cl. FD, 1.201%, 3/15/32[2]	251,591	258,188
Series 2461, Cl. PZ, 6.50%, 6/1/32	594,449	687,525
Series 2464, Cl. FI, 1.201%, 2/15/32[2]	245,344	250,861
Series 2465, Cl. PG, 6.50%, 6/15/32	797,435	922,328
Series 2470, Cl. LF, 1.201%, 2/15/32[2]	246,065	251,599
Series 2471, Cl. FD, 1.201%, 3/15/32[2]	369,660	377,988
Series 2500, Cl. FD, 0.701%, 3/15/32[2]	434,871	439,488
Series 2517, Cl. GF, 1.201%, 2/15/32[2]	195,008	199,393
Series 2526, Cl. FE, 0.601%, 6/15/29[2]	523,177	526,540
Series 2530, Cl. FD, 0.701%, 2/15/32[2]	506,311	511,658
Series 2538, Cl. F, 0.801%, 12/15/32[2]	509,790	515,105
Series 2551, Cl. FD, 0.601%, 1/15/33[2]	347,592	350,014
Series 2551, Cl. LF, 0.701%, 1/15/33[2]	27,606	27,841
Series 2668, Cl. AZ, 4%, 9/1/18	453,921	479,005
Series 3015, Cl. GM, 5%, 8/1/35	8,440,000	9,489,755

OPPENHEIMER U.S. GOVERNMENT TRUST	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 3134, Cl. FA, 0.501%, 3/15/36[2]	$6,806,975	$6,831,745
Series 3465, Cl. HA, 4%, 7/1/17	265,137	272,329
Series 3617, Cl. DC, 4%, 7/1/27	2,207,642	2,256,430
Series 3822, Cl. JA, 5%, 6/1/40	2,145,946	2,238,576
Series 3848, Cl. WL, 4%, 4/1/40	2,214,525	2,349,793
Series 3917, Cl. BA, 4%, 6/1/38	2,658,913	2,803,777
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.13%, 2/1/28[3]	133,101	31,080
Series 205, Cl. IO, 17.166%, 9/1/29[3]	990,388	212,979
Series 206, Cl. IO, 0%, 12/1/29[3,4]	281,755	53,675
Series 2074, Cl. S, 55.642%, 7/17/28[3]	206,534	48,615
Series 2079, Cl. S, 68.413%, 7/17/28[3]	366,018	88,145
Series 2122, Cl. S, 40.186%, 2/15/29[3]	1,159,900	227,533
Series 2304, Cl. SK, 49.325%, 6/15/29[3]	1,192,989	231,429
Series 243, Cl. 6, 18.126%, 12/15/32[3]	412,450	92,837
Series 2493, Cl. S, 59.764%, 9/15/29[3]	293,035	60,631
Series 2526, Cl. SE, 41.949%, 6/15/29[3]	464,008	94,530
Series 2795, Cl. SH, 22.972%, 3/15/24[3]	3,373,162	504,018
Series 2802, Cl. AS, 60.065%, 4/15/33[3]	198,419	7,984
Series 2819, Cl. S, 55.213%, 6/15/34[3]	4,509,660	1,113,711
Series 2920, Cl. S, 65.601%, 1/15/35[3]	2,706,333	495,234
Series 2922, Cl. SE, 12.448%, 2/15/35[3]	622,232	110,206
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	3,789,272	626,772
Series 3201, Cl. SG, 10.835%, 8/15/36[3]	1,657,876	256,582
Series 3450, Cl. BI, 17.126%, 5/15/38[3]	4,731,139	665,930
Series 3606, Cl. SN, 10.623%, 12/15/39[3]	987,867	157,987
Series 3659, Cl. IE, 10.778%, 3/1/19[3]	4,493,510	382,277
Series 3662, Cl. SM, 28.021%, 10/15/32[3]	3,884,964	520,491
Series 3685, Cl. EI, 13.481%, 3/1/19[3]	3,836,230	283,461
Series 3736, Cl. SN, 9.124%, 10/15/40[3]	6,906,905	1,151,506
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	6,048,706	6,205,721
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.701%, 5/15/36[2]	3,183,861	3,218,691
Federal National Mortgage Assn.:
2%, 3/1/28[5]	11,440,000	11,602,906
2.50%, 3/1/28-4/1/28[5]	132,180,000	137,189,812
2.816%, 10/1/36[2]	10,199,827	10,887,425
3%, 4/1/43[5]	63,775,000	65,877,582
3.50%, 3/1/28-3/1/43[5]	79,560,000	84,166,565
4%, 9/1/18-10/1/18	5,980,046	6,415,468
4%, 3/1/43[5]	42,780,000	45,600,806
4.50%, 5/1/18-12/1/20	10,420,102	11,214,377
4.50%, 3/1/43[5]	52,245,000	56,232,762
5%, 12/1/17-6/1/22	13,315,881	14,435,211
5%, 3/1/43[5]	10,422,000	11,285,074
5.50%, 2/1/35-5/1/36	2,665,388	2,929,192
6%, 6/1/30-3/1/37	14,341,187	15,894,809
6.50%, 6/1/17-1/1/34	10,377,677	11,854,622
7%, 11/1/17-11/1/35	7,588,273	8,995,351
7.50%, 2/1/27-8/1/33	5,940,760	7,205,166

12	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.: Continued
8%, 12/1/22	$18,609	$22,051
8.50%, 7/1/32	34,690	43,033
11%, 7/1/16	9,449	10,453
11.50%, 11/1/15	11,228	11,314
Federal National Mortgage Assn., 15 yr., 3%, 3/1/28[5]	9,200,000	9,685,875
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22	2,423,005	2,830,923
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	708,509	808,496
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	517,552	593,669
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	2,257,831	2,612,746
Trust 2001-69, Cl. PF, 1.202%, 12/25/31[2]	541,047	553,246
Trust 2002-29, Cl. F, 1.202%, 4/25/32[2]	255,475	261,304
Trust 2002-52, Cl. FD, 0.702%, 9/25/32[2]	353,828	358,026
Trust 2002-59, Cl. F, 0.602%, 9/25/32[2]	934,832	940,424
Trust 2002-60, Cl. FH, 1.202%, 8/25/32[2]	471,051	481,858
Trust 2002-64, Cl. FJ, 1.202%, 4/25/32[2]	78,641	80,436
Trust 2002-68, Cl. FH, 0.702%, 10/18/32[2]	154,590	156,140
Trust 2003-111, Cl. HF, 0.602%, 5/25/30[2]	55,582	55,592
Trust 2003-112, Cl. AN, 4%, 11/1/18	1,027,377	1,084,913
Trust 2003-116, Cl. FA, 0.602%, 11/25/33[2]	251,715	253,228
Trust 2003-119, Cl. FK, 0.702%, 5/25/18[2]	6,868,688	6,908,300
Trust 2003-130, Cl. CS, 13.697%, 12/25/33[2]	350,484	424,624
Trust 2003-26, Cl. XF, 0.652%, 3/25/23[2]	1,494,535	1,504,026
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	2,832,467	3,121,433
Trust 2003-89, Cl. XF, 0.602%, 11/25/32[2]	38,284	38,293
Trust 2004-72, Cl. FB, 0.702%, 9/25/34[2]	1,762,479	1,783,721
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44	1,971,833	2,277,746
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	4,083,321	4,506,380
Trust 2005-25, Cl. PS, 27.273%, 4/25/35[2]	2,172,454	3,989,498
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,785,191
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	1,427,437	1,459,716
Trust 2006-46, Cl. SW, 23.46%, 6/25/36[2]	343,509	486,929
Trust 2006-50, Cl. KS, 23.46%, 6/25/36[2]	754,537	1,074,089
Trust 2006-50, Cl. SK, 23.46%, 6/25/36[2]	1,380,148	1,976,901
Trust 2007-109, Cl. NF, 0.752%, 12/25/37[2]	2,523,721	2,557,138
Trust 2007-42, Cl. A, 6%, 2/1/33	740,702	755,051
Trust 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,438,883
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	456,371	484,719
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	2,254,293	2,316,436
Trust 2009-36, Cl. FA, 1.142%, 6/25/37[2]	2,418,504	2,450,574
Trust 2011-122, Cl. EA, 3%, 11/1/29	2,426,018	2,477,608
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	6,025,685	6,114,509
Trust 2011-15, Cl. DA, 4%, 3/1/41	1,820,483	1,944,976
Trust 2011-3, Cl. KA, 5%, 4/1/40	2,222,089	2,440,831
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	2,948,043	3,065,760
Trust 2011-88, Cl. AB, 2.50%, 9/1/26	1,824,742	1,882,662
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 28.635%, 11/18/31[3]	948,277	177,445
Trust 2001-63, Cl. SD, 30.18%, 12/18/31[3]	365,036	66,843
Trust 2001-68, Cl. SC, 20.45%, 11/25/31[3]	233,300	43,077
Trust 2001-81, Cl. S, 23.239%, 1/25/32[3]	239,851	52,169
Trust 2002-28, Cl. SA, 37.674%, 4/25/32[3]	236,983	49,916

OPPENHEIMER U.S. GOVERNMENT TRUST	13

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 2002-38, Cl. SO, 51.418%, 4/25/32[3]	$373,774	$80,721
Trust 2002-39, Cl. SD, 42.31%, 3/18/32[3]	395,043	93,728
Trust 2002-41, Cl. S, 63.904%, 7/25/32[3]	1,336,780	291,815
Trust 2002-48, Cl. S, 33.134%, 7/25/32[3]	370,197	75,492
Trust 2002-52, Cl. SD, 40.638%, 9/25/32[3]	353,828	73,818
Trust 2002-52, Cl. SL, 35.858%, 9/25/32[3]	242,557	52,653
Trust 2002-53, Cl. SK, 41.019%, 4/25/32[3]	246,416	52,145
Trust 2002-56, Cl. SN, 34.961%, 7/25/32[3]	505,847	103,214
Trust 2002-77, Cl. IS, 46.977%, 12/18/32[3]	636,801	154,870
Trust 2002-77, Cl. SA, 20.228%, 12/18/32[3]	1,123,138	195,255
Trust 2002-77, Cl. SH, 38.51%, 12/18/32[3]	343,934	69,435
Trust 2002-9, Cl. MS, 28.332%, 3/25/32[3]	390,268	80,974
Trust 2003-23, Cl. ES, 28.926%, 10/25/22[3]	1,469,163	69,418
Trust 2003-25, Cl. IK, 28.436%, 4/1/33[3]	5,691,117	1,139,816
Trust 2003-33, Cl. SP, 29.482%, 5/25/33[3]	900,459	139,643
Trust 2003-4, Cl. S, 28.27%, 2/25/33[3]	573,469	103,694
Trust 2003-89, Cl. XS, 36.736%, 11/25/32[3]	102,858	1,022
Trust 2004-65, Cl. SA, 33.172%, 5/25/23[3]	587,102	14,650
Trust 2005-12, Cl. SC, 15.428%, 3/25/35[3]	315,000	59,541
Trust 2005-14, Cl. SE, 44.288%, 3/25/35[3]	2,366,879	366,304
Trust 2005-40, Cl. SB, 62.835%, 5/25/35[3]	1,786,771	408,747
Trust 2005-6, Cl. SE, 24.688%, 2/25/35[3]	3,254,583	575,300
Trust 2005-71, Cl. SA, 59.053%, 8/25/25[3]	1,629,486	260,416
Trust 2006-51, Cl. SA, 32.70%, 6/25/36[3]	2,437,943	388,589
Trust 2007-75, Cl. BI, 8.834%, 8/25/37[3]	5,328,032	1,124,832
Trust 2007-88, Cl. XI, 34.246%, 6/25/37[3]	1,462,069	235,154
Trust 2008-46, Cl. EI, 17.07%, 6/25/38[3]	4,738,241	643,751
Trust 2008-55, Cl. SA, 8.737%, 7/25/38[3]	1,346,068	193,045
Trust 2009-8, Cl. BS, 22.613%, 2/25/24[3]	2,180,132	207,498
Trust 2010-95, Cl. DI, 9.593%, 11/1/20[3]	5,789,315	508,756
Trust 2011-84, Cl. IG, 5.496%, 8/1/13[3]	6,540,925	51,819
Trust 221, Cl. 2, 46.73%, 5/1/23[3]	840,811	160,846
Trust 252, Cl. 2, 46.245%, 11/1/23[3]	404,683	79,837
Trust 303, Cl. IO, 42.416%, 11/1/29[3]	3,323,785	602,164
Trust 319, Cl. 2, 21.891%, 2/1/32[3]	754,371	175,308
Trust 321, Cl. 2, 7.763%, 4/1/32[3]	1,090,706	253,977
Trust 324, Cl. 2, 2.842%, 7/1/32[3]	465,267	106,924
Trust 328, Cl. 2, 0%, 12/1/32[3,4]	2,999,866	604,231
Trust 334, Cl. 12, 0%, 2/1/33[3,4]	1,655,182	331,151
Trust 339, Cl. 7, 0%, 8/1/33[3,4]	1,420,806	215,495
Trust 351, Cl. 10, 7.498%, 4/1/34[3]	1,217,106	185,792
Trust 351, Cl. 8, 0%, 4/1/34[3,4]	1,103,440	169,572
Trust 356, Cl. 10, 0%, 6/1/35[3,4]	840,634	120,889
Trust 356, Cl. 12, 0%, 2/1/35[3,4]	412,706	59,070
Trust 362, Cl. 13, 0%, 8/1/35[3,4]	726,049	115,419
Trust 364, Cl. 15, 0%, 9/1/35[3,4]	1,073,168	150,189
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 327, Cl. 1, 11.646%, 9/1/32[6]	204,693	195,776
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 19.175%, 6/1/25[3]	4,419,907	105,388
		677,626,010

14	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
GNMA/Guaranteed—0.9%
Government National Mortgage Assn.:
1.75%, 4/1/17[2]	$8,179	$8,589
5%, 11/1/34	287,975	297,360
6.50%, 11/1/23-12/1/23	60,454	68,961
7%, 1/1/28-1/1/30	350,083	418,763
7.50%, 2/1/22-11/1/26	189,943	211,236
8%, 9/1/16-8/1/28	40,224	42,253
8.50%, 8/1/17-12/15/17	138,523	148,055
9.50%, 7/1/18-12/1/19	5,443	5,480
10%, 8/1/17-8/1/19	39,824	40,851
10.50%, 12/1/15-12/1/20	96,997	101,754
11%, 10/1/19-7/1/20	85,540	90,233
12%, 3/1/14	678	683
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/1/29	3,365,026	4,100,169
Series 2000-12, Cl. ZA, 8%, 2/16/30	838,955	1,011,205
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 68.522%, 7/16/28[3]	798,504	197,426
Series 1998-6, Cl. SA, 81.53%, 3/16/28[3]	480,583	113,979
Series 2007-17, Cl. AI, 22.635%, 4/16/37[3]	3,704,789	791,397
Series 2010-111, Cl. GI, 99.999%, 9/1/13[3]	26,322,493	242,443
Series 2011-52, Cl. HS, 12.841%, 4/16/41[3]	5,935,598	1,347,004
		9,237,841
Other Agency—2.1%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	1,834,793	1,874,812
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	4,345,000	4,668,550
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	4,664,854	4,959,172
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.649%, 10/7/20[2]	3,499,826	3,510,780
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.758%, 12/8/20[2]	2,982,106	2,994,034
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	2,767,352	2,871,128
		20,878,476
Non-Agency—7.4%
Commercial—5.6%
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 3.113%, 9/1/35[1,2]	3,389,564	3,431,710
Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36[2,7]	3,570,171	3,563,834
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 6.841%, 6/15/24[1,3]	4,783,666	224,779
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	3,790,673	3,882,409
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through Certificates, Series 2006-AR1, Cl. 1A1, 2.53%, 10/25/35[2]	5,349,146	5,084,591

OPPENHEIMER U.S. GOVERNMENT TRUST	15

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
Commercial Continued
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.664%, 10/1/35[1,2]	$4,748,708	$4,887,312
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[1,2]	270,000	256,631
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[2]	345,000	321,121
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[2]	2,650,000	2,880,851
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[1,2]	400,000	428,729
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[1,3]	22,269,607	1,245,005
Series 2012-CR5, Cl. XA, 3.903%, 12/1/45[3]	17,668,838	2,176,889
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[7]	5,023,952	5,033,598
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[2]	515,000	479,138
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	1,161,606	1,152,270
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial Mtg. Obligations, Series 2000-PH1, Cl. X, 99.999%, 1/17/34[1,3]	7,812,482	100,304
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	495,103	509,076
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.82%, 6/1/49[2]	1,999,391	2,181,424
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.916%, 1/1/37[2]	603,539	496,329
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	171,393	151,131
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[1,2]	810,000	770,867
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46	980,000	915,412
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48	710,000	651,542
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.402%, 11/1/36[2,7]	4,949,559	4,849,812
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	1,520,603	1,563,095
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,2]	380,000	368,246
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[2]	4,860,881	4,839,715

16	OPPENHEIMER U.S. GOVERNMENT TRUST

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 11.244%, 3/1/44[3]	$14,504,969	$1,173,836
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[1,2]	410,000	382,248
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[1,2]	800,000	782,763
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[1,2]	416,000	387,061

		55,171,728
Multifamily—0.1%
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[2]	1,431,777	1,402,223
Residential—1.7%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.162%, 5/25/34[2]	3,757,675	3,613,444
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	2,631,425	2,757,472
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.055%, 6/1/47[2]	2,840,017	2,485,425
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[2]	595,197	556,661
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.619%, 10/25/36[2]	2,219,749	2,186,367
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.695%, 12/25/34[2]	263,207	264,729
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	18,755	14,266
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.674%, 2/1/37[2]	4,081,278	3,505,544
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	859,418	911,851

		16,295,759

Total Mortgage-Backed Obligations (Cost $755,979,544)		780,612,037
U.S. Government Obligations—47.4%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18	65,788,000	65,737,343
1.25%, 8/1/19-10/2/19	30,955,000	30,820,221
2.375%, 1/13/22	4,949,000	5,152,691
5.25%, 4/18/16	14,445,000	16,616,936
Federal National Mortgage Assn. Nts.: 0.375%, 12/21/15	27,980,000	27,960,722
0.50%, 9/28/15-3/30/16	97,609,000	97,760,816
0.875%, 2/8/18	40,802,000	40,868,630
4.375%, 10/15/15	12,656,000	13,972,173

OPPENHEIMER U.S. GOVERNMENT TRUST	17

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Principal Amount	Value
U.S. Government Obligations Continued
U.S. Treasury Bills: 0.035%, 3/14/13[8]	$62,200,000	$62,199,214
0.082%, 3/21/13	9,675,000	9,674,559
0.097%, 3/7/13	97,200,000	97,199,045
Total U.S. Government Obligations (Cost $464,818,629)		467,962,350
Short-Term Notes—13.1%
Federal Home Loan Bank: 0.06%, 3/6/13	20,550,000	20,549,843
0.10%, 3/15/13	4,000,000	3,999,844
0.10%, 4/3/13	8,250,000	8,249,511
0.11%, 3/13/13	2,500,000	2,499,908
0.12%, 3/20/13	12,500,000	12,499,241
Federal Home Loan Mortgage Corp.: 0.05%, 3/11/13	11,700,000	11,699,838
0.10%, 3/18/13	5,000,000	4,999,764
Federal National Mortgage Assn.: 0.05%, 3/1/13	13,000,000	13,000,000
0.05%, 3/7/13	15,400,000	15,399,872
0.10%, 3/6/13	35,850,000	35,849,502
Total Short-Term Notes (Cost $128,747,323)		128,747,323

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.0%
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[9] (Cost $157,353)	9/29/15	$ 1,333,724	188,200
Total Investments, at Value (Cost $1,382,058,725)		142.9%	1,410,051,768
Liabilities in Excess of Other Assets		(42.9)	(423,624,504)

Net Assets		100.0%	$986,427,264

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,914,375 or 2.22% of the Fund’s net assets as of February 28, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $27,264,582 or 2.76% of the Fund’s net assets as of February 28, 2013.

4. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

18	OPPENHEIMER U.S. GOVERNMENT TRUST

Footnotes to Statement of Investments Continued

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2013. See Note 1 of the accompanying Notes.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $195,776 or 0.02% of the Fund’s net assets as of February 28, 2013.

7. Restricted security. The aggregate value of restricted securities as of February 28, 2013 was $13,447,244, which represents 1.36% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36	6/14/12	$3,520,384	$3,563,834	$43,450
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	5,023,952	5,033,598	9,646
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.402%, 11/1/36	10/24/12	4,961,819	4,849,812	(112,007)

		$13,506,155	$13,447,244	$(58,911)

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,399,980. See Note 6 of the accompanying Notes.

9. Non-income producing security.

Futures Contracts as of February 28, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	612	6/19/13	$87,994,125	$(669,895)
U.S. Treasury Nts., 2 yr.	Sell	988	6/28/13	217,823,125	(94,485)
U.S. Treasury Nts., 5 yr.	Sell	330	6/28/13	40,914,844	(181,918)
U.S. Treasury Nts., 10 yr.	Buy	192	6/19/13	25,257,000	(6,995)
U.S. Treasury Ultra Bonds	Buy	495	6/19/13	78,210,000	800,003

					$(153,290)

Interest Rate Swap Contracts as of February 28, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	$21,950	0.813%	Three-Month USD BBA LIBOR	10/18/17	$(35,019)
Citibank NA	21,950	0.819	Three-Month USD BBA LIBOR	9/17/17	(72,197)

			Total Interest Rate Swaps		$(107,216)

Abbreviations/Definitions are as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

OPPENHEIMER U.S. GOVERNMENT TRUST	19

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

Footnotes to Statement of Investments Continued

As of February 28, 2013, the Fund had entered into the following written swaption contract:
Reference Entity/Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Depreciation
Three-Month USD BBA LIBOR
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap Pay Floating	$5,735	9/29/15	$146,816	$(162,494)	$15,678

Abbreviation/Definition is as follows:

BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate

See accompanying Notes to Financial Statements.

20	OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES    February 28, 2013 / (Unaudited)

Assets
Investments, at value (cost $1,382,058,725)—see accompanying statement of investments	$1,410,051,768
Cash	208,605
Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	101,863,035
Interest and principal paydowns	2,343,678
Shares of beneficial interest sold	419,132
Futures margins	92,813
Other	117,595
Total assets	1,515,096,626
Liabilities
Depreciated swaptions written, at value (premiums received $146,816)	162,494
Depreciated swaps, at value (upfront payments $0)	107,216
Payables and other liabilities:
Investments purchased (including $523,046,269 purchased on a when-issued or delayed delivery basis)	525,925,196
Shares of beneficial interest redeemed	1,680,570
Trustees’ compensation	216,262
Distribution and service plan fees	187,084
Transfer and shareholder servicing agent fees	124,624
Futures margins	103,114
Dividends	99,060
Shareholder communications	31,458
Other	32,284
Total liabilities	528,669,362
Net Assets	$986,427,264
Composition of Net Assets
Par value of shares of beneficial interest	$103,785
Additional paid-in capital	958,543,887
Accumulated net investment income	4,776,620
Accumulated net realized loss on investments	(4,713,887)
Net unrealized appreciation on investments	27,716,859
Net Assets	$986,427,264

OPPENHEIMER U.S. GOVERNMENT TRUST	21

STATEMENT OF ASSETS AND LIABILITIES    (Unaudited) / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $734,390,003 and 77,248,055 shares of beneficial interest outstanding)	$9.51
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.98
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,268,194 and 4,873,622 shares of beneficial interest outstanding)	$9.49
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $147,116,159 and 15,500,596 shares of beneficial interest outstanding)	$9.49
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,480,681 and 4,153,223 shares of beneficial interest outstanding)	$9.51
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $19,172,227 and 2,009,462 shares of beneficial interest outstanding)	$9.54

See accompanying Notes to Financial Statements.

22	OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS    For the Six Months Ended February 28, 2013 / (Unaudited)

Investment Income
Interest	$10,368,271
Fee income on when-issued securities	3,100,117
Other income	16,975
Total investment income	13,485,363
Expenses
Management fees	2,829,824
Distribution and service plan fees:
Class A	908,663
Class B	250,909
Class C	777,003
Class N	102,391
Transfer and shareholder servicing agent fees:
Class A	589,273
Class B	81,736
Class C	138,534
Class N	56,513
Class Y	10,962
Shareholder communications:
Class A	30,403
Class B	7,184
Class C	6,568
Class N	1,710
Trustees’ compensation	20,403
Custodian fees and expenses	6,916
Other	34,564
Total expenses	5,853,556
Less waivers and reimbursements of expenses	(456,984)
Net expenses	5,396,572
Net Investment Income	8,088,791

OPPENHEIMER U.S. GOVERNMENT TRUST	23

STATEMENT OF OPERATIONS    (Unaudited) / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(958,898)
Closing and expiration of option contracts written	266,954
Closing and expiration of swaption contracts written	23,454
Closing and expiration of futures contracts	(2,270,192)
Swap contracts	39,786
Net realized loss	(2,898,896)
Net change in unrealized appreciation/depreciation on:
Investments	(6,166,439)
Futures contracts	(2,046,899)
Option contracts written	(10,948)
Swaption contracts written	(39,132)
Swap contracts	(107,216)
Net change in unrealized appreciation/depreciation	(8,370,634)
Net Decrease in Net Assets Resulting from Operations	$(3,180,739)

See accompanying Notes to Financial Statements.

24	OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF    CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations
Net investment income	$8,088,791	$21,003,600
Net realized gain (loss)	(2,898,896)	30,533,605
Net change in unrealized appreciation/depreciation	(8,370,634)	2,015,161
Net increase (decrease) in net assets resulting from operations	(3,180,739)	53,552,366
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,563,159)	(16,439,582)
Class B	(250,548)	(852,759)
Class C	(773,869)	(2,367,467)
Class N	(316,527)	(904,244)
Class Y	(184,686)	(439,548)
	(8,088,789)	(21,003,600)
Distributions from net realized gain:
Class A	(19,333,817)	(7,801,334)
Class B	(1,285,124)	(610,058)
Class C	(3,996,405)	(1,683,231)
Class N	(1,089,754)	(470,053)
Class Y	(553,852)	(193,052)
	(26,258,952)	(10,757,728)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	7,670,622	72,277,182
Class B	(5,955,468)	(2,200,733)
Class C	(8,685,903)	16,611,652
Class N	(3,450,238)	617,176
Class Y	3,197,553	4,592,329
	(7,223,434)	91,897,606
Net Assets
Total increase (decrease)	(44,751,914)	113,688,644
Beginning of period	1,031,179,178	917,490,534
End of period (including accumulated net investment income of $4,776,620 and $4,776,618, respectively)	$986,427,264	$1,031,179,178

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	25

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2013	Year Ended August 31,
Class A	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.86	$9.64	$9.61	$9.01	$9.32	$9.40
Income (loss) from investment operations:
Net investment income[1]	.08	.22	.34	.43	.48	.47
Net realized and unrealized gain (loss)	(.10)	.32	.06	.60	(.31)	(.08)
Total from investment operations	(.02)	.54	.40	1.03	.17	.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.08)	(.22)	(.34)	(.43)	—	(.34)
Distributions from net realized gain	(.25)	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	—	(.48)	(.13)
Total dividends and/or distributions to shareholders	(.33)	(.32)	(.37)	(.43)	(.48)	(.47)
Net asset value, end of period	$9.51	$9.86	$9.64	$9.61	$9.01	$9.32
Total Return, at Net Asset Value[2]	(0.20)%	5.77%	4.32%	11.75%	2.04%	4.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$734,390	$754,344	$666,222	$746,068	$648,096	$694,682
Average net assets (in thousands)	$759,516	$724,262	$672,108	$665,818	$697,010	$682,529
Ratios to average net assets:[3]
Net investment income	1.74%	2.27%	3.60%	4.66%	5.41%	4.95%
Total expenses	0.97%	0.99%	1.00%[4]	1.02%[4]	1.02%[4]	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Portfolio turnover rate[5]	101%	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%
Year Ended August 31, 2009	1.02%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$2,952,442,693	$2,883,299,838
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

26	OPPENHEIMER U.S. GOVERNMENT TRUST

	Six Months Ended February 28, 2013		Year Ended August 31,
Class B	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.85	$9.63	$9.60	$8.99	$9.31	$9.39
Income (loss) from investment operations:
Net investment income[1]	.05	.15	.27	.36	.41	.40
Net realized and unrealized gain (loss)	(.11)	.32	.06	.61	(.32)	(.08)
Total from investment operations	(.06)	.47	.33	.97	.09	.32
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.15)	(.27)	(.36)	—	(.29)
Distributions from net realized gain	(.25)	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	—	(.41)	(.11)
Total dividends and/or distributions to shareholders	(.30)	(.25)	(.30)	(.36)	(.41)	(.40)
Net asset value, end of period	$9.49	$9.85	$9.63	$9.60	$8.99	$9.31
Total Return, at Net Asset Value[2]	(0.66)%	4.98%	3.55%	11.05%	1.17%	3.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,268	$54,057	$55,064	$70,046	$74,066	$ 94,415
Average net assets (in thousands)	$50,747	$55,554	$61,028	$68,025	$84,223	$108,995
Ratios to average net assets:[3]
Net investment income	1.00%	1.54%	2.86%	3.95%	4.65%	4.19%
Total expenses	1.92%	1.92%	1.95%[4]	2.00%[4]	1.97%[4]	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[5]	101%	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%
Year Ended August 31, 2009	1.97%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$2,952,442,693	$2,883,299,838
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	27

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended February 28, 2013		Year Ended August 31,
Class C	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.84	$9.63	$9.60	$8.99	$9.30	$9.38
Income (loss) from investment operations:
Net investment income[1]	.05	.15	.27	.36	.41	.40
Net realized and unrealized gain (loss)	(.10)	.31	.06	.61	(.31)	(.09)
Total from investment operations	(.05)	.46	.33	.97	.10	.31
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.05)	(.15)	(.27)	(.36)	—	(.28)
Distributions from net realized gain	(.25)	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	—	(.41)	(.11)
Total dividends and/or distributions to shareholders	(.30)	(.25)	(.30)	(.36)	(.41)	(.39)
Net asset value, end of period	$9.49	$9.84	$9.63	$9.60	$8.99	$9.30
Total Return, at Net Asset Value[2]	(0.57)%	4.87%	3.55%	11.05%	1.28%	3.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147,116	$161,528	$141,529	$159,924	$129,835	$125,320
Average net assets (in thousands)	$157,419	$155,641	$142,267	$136,902	$147,799	$120,688
Ratios to average net assets:[3]
Net investment income	0.99%	1.52%	2.85%	3.89%	4.67%	4.20%
Total expenses	1.75%	1.76%	1.79%[4]	1.81%[4]	1.80%[4]	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[5]	101%	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%
Year Ended August 31, 2009	1.80%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$2,952,442,693	$2,883,299,838
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

28	OPPENHEIMER U.S. GOVERNMENT TRUST

	Six Months Ended February 28, 2013		Year Ended August 31,
Class N	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.86	$9.64	$9.61	$9.01	$9.32	$9.40
Income (loss) from investment operations:
Net investment income[1]	.07	.20	.32	.41	.45	.45
Net realized and unrealized gain (loss)	(.10)	.32	.06	.60	(.30)	(.09)
Total from investment operations	(.03)	.52	.38	1.01	.15	.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.07)	(.20)	(.32)	(.41)	—	(.32)
Distributions from net realized gain	(.25)	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	—	(.46)	(.12)
Total dividends and/or distributions to shareholders	(.32)	(.30)	(.35)	(.41)	(.46)	(.44)
Net asset value, end of period	$9.51	$9.86	$9.64	$9.61	$9.01	$9.32
Total Return, at Net Asset Value[2]	(0.32)%	5.50%	4.06%	11.47%	1.79%	3.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,481	$44,488	$42,871	$48,461	$41,287	$50,126
Average net assets (in thousands)	$42,841	$44,693	$43,606	$43,197	$44,941	$47,832
Ratios to average net assets:[3]
Net investment income	1.49%	2.02%	3.35%	4.41%	5.15%	4.70%
Total expenses	1.32%	1.30%	1.36%[4]	1.45%[4]	1.48%[4]	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate[5]	101%	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%
Year Ended August 31, 2009	1.48%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$2,952,442,693	$2,883,299,838
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

OPPENHEIMER U.S. GOVERNMENT TRUST	29

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended February 28, 2013		Year Ended August 31,
Class Y	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$9.90	$9.68	$9.65	$9.04	$9.35	$9.43
Income (loss) from investment operations:
Net investment income[1]	.10	.24	.35	.48	.50	.49
Net realized and unrealized gain (loss)	(.11)	.33	.08	.59	(.31)	(.08)
Total from investment operations	(.01)	.57	.43	1.07	.19	.41
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.25)	(.37)	(.46)	—	(.35)
Distributions from net realized gain	(.25)	(.10)	(.03)	—	—	—
Tax return of capital distribution	—	—	—	—	(.50)	(.14)
Total dividends and/or distributions to shareholders	(.35)	(.35)	(.40)	(.46)	(.50)	(.49)
Net asset value, end of period	$9.54	$9.90	$9.68	$9.65	$9.04	$9.35
Total Return, at Net Asset Value[2]	(0.17)%	6.02%	4.60%	12.21%	2.30%	4.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,172	$16,762	$11,805	$ 35,559	$143,552	$326,704
Average net assets (in thousands)	$18,669	$17,648	$13,636	$122,075	$253,331	$276,906
Ratios to average net assets:[3]
Net investment income	1.99%	2.49%	3.69%	5.19%	5.61%	5.20%
Total expenses	0.69%	0.67%	0.89%[4]	0.59%[4]	0.67%[4]	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.65%	0.65%	0.59%	0.65%	0.64%
Portfolio turnover rate[5]	101%	143%	57%	56%	109%	56%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended August 31, 2011	0.89%
Year Ended August 31, 2010	0.59%
Year Ended August 31, 2009	0.67%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2013	$2,952,442,693	$2,883,299,838
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098
Year Ended August 31, 2008	$2,030,767,515	$1,878,460,184

See accompanying Notes to Financial Statements.

30	OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS    February 28, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high current income consistent with preservation of capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the

OPPENHEIMER U.S. GOVERNMENT TRUST	31

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$523,046,269
Sold securities	101,863,035

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

32	OPPENHEIMER U.S. GOVERNMENT TRUST

During the fiscal year ended August 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

As of February 28, 2013, it is estimated that the capital loss carryforwards would be $2,898,896 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2013, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,382,486,904
Federal tax cost of other investments	(243,258,620)

Total federal tax cost	$1,139,228,284

Gross unrealized appreciation	$33,038,683
Gross unrealized depreciation	(5,750,003)

Net unrealized appreciation	$27,288,680

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 28, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$11,108
Payments Made to Retired Trustees	14,616
Accumulated Liability as of February 28, 2013	105,825

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts

OPPENHEIMER U.S. GOVERNMENT TRUST	33

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

34	OPPENHEIMER U.S. GOVERNMENT TRUST

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a

OPPENHEIMER U.S. GOVERNMENT TRUST	35

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

36	OPPENHEIMER U.S. GOVERNMENT TRUST

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

OPPENHEIMER U.S. GOVERNMENT TRUST	37

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$32,541,858	$—	$32,541,858
Mortgage-Backed Obligations	—	756,018,596	24,593,441	780,612,037
U.S. Government Obligations	—	467,962,350	—	467,962,350
Short-Term Notes	—	128,747,323	—	128,747,323
Swaptions Purchased	—	188,200	—	188,200

Total Investments, at Value	—	1,385,458,327	24,593,441	1,410,051,768
Other Financial Instruments:
Futures margins	92,813	—	—	92,813

Total Assets	$92,813	$1,385,458,327	$24,593,441	$1,410,144,581

Liabilities Table
Other Financial Instruments:
Futures margins	$(103,114)	$—	$—	$(103,114)
Depreciated swaptions written, at value	—	(162,494)	—	(162,494)
Depreciated swaps, at value	—	(107,216)	—	(107,216)

Total Liabilities	$(103,114)	$(269,710)	$—	$(372,824)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(25,822,023)	$25,822,023

* Transferred from Level 2 to Level 3 because of the lack of observable market data.

	Value as of August 31, 2012	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[1]	Transfers into Level 3	Value as of February 28, 2013
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$(1,214,753)	$(13,829)	$25,822,023	$24,593,441

1. Included in net investment income.

38	OPPENHEIMER U.S. GOVERNMENT TRUST

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at February 28, 2013 includes:

Change in unrealized appreciation/ depreciation
Mortgage-Backed Obligations	$118,707

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of February 28, 2013:

	Value as of February 28, 2013	Valuation Technique	Unobservable input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$20,878,476	Broker quotes through Pricing Service	Broker Bid	N/A	N/A	(a)
Mortgage-Backed Obligations	3,563,834	Broker quotes Pricing Service	Broker Bid and Ask	N/A	N/A	(a)
Mortgage-Backed Obligations	151,131	valuation model	Proprietary model	N/A	N/A	(a)

Total	$24,593,441

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	10,435,652	$101,752,840	29,617,558	$287,295,240
Dividends and/or distributions reinvested	2,505,559	24,049,808	2,303,189	22,290,823
Redeemed	(12,192,390)	(118,132,026)	(24,500,638)	(237,308,881)

Net increase	748,821	$7,670,622	7,420,109	$72,277,182

Class B
Sold	245,197	$2,396,407	1,835,412	$17,762,895
Dividends and/or distributions reinvested	148,333	1,419,533	139,505	1,346,794
Redeemed	(1,009,230)	(9,771,408)	(2,202,584)	(21,310,422)

Net decrease	(615,700)	$(5,955,468)	(227,667)	$(2,200,733)

OPPENHEIMER U.S. GOVERNMENT TRUST	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Amount	Shares	Amount
Class C
Sold	1,826,308	$17,752,541	6,207,259	$60,120,334
Dividends and/or distributions reinvested	456,030	4,363,704	376,981	3,637,889
Redeemed	(3,188,996)	(30,802,148)	(4,875,228)	(47,146,571)

Net increase (decrease)	(906,658)	$(8,685,903)	1,709,012	$16,611,652

Class N
Sold	530,660	$5,167,814	1,382,849	$13,407,031
Dividends and/or distributions reinvested	137,748	1,321,882	130,468	1,262,329
Redeemed	(1,027,165)	(9,939,934)	(1,446,912)	(14,052,184)

Net increase (decrease)	(358,757)	$(3,450,238)	66,405	$617,176

Class Y
Sold	1,380,889	$13,581,537	3,075,343	$29,942,879
Dividends and/or distributions reinvested	73,877	710,978	52,982	514,734
Redeemed	(1,139,298)	(11,094,962)	(2,654,251)	(25,865,284)

Net increase	315,468	$3,197,553	474,074	$4,592,329

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$38,945,659	$67,219,546
U.S. government and government agency obligations	578,168,495	537,647,636
To Be Announced (TBA) mortgage-related securities	2,952,442,693	2,883,299,838

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $300 million	0.600%
Next $100 million	0.570
Next $400 million	0.550
Next $1.2 billion	0.500
Over $2 billion	0.475

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

40	OPPENHEIMER U.S. GOVERNMENT TRUST

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such

OPPENHEIMER U.S. GOVERNMENT TRUST	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2012 were as follows:

Class B	$6,090,715
Class C	4,666,077
Class N	1,164,428

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
February 28, 2013	$143,581	$40,572	$38,673	$6,293	$344

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares; 1.65% for Class B and Class C shares, respectively; 1.15% for Class N shares and 0.65% for Class Y shares. During the six months ended February 28, 2013, the Manager waived fees and/or reimbursed the Fund $272,521, $67,199, $76,449, $36,644 and $4,171 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk

42	OPPENHEIMER U.S. GOVERNMENT TRUST

factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for

OPPENHEIMER U.S. GOVERNMENT TRUST	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $188,200, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $25,706 as of February 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that

44	OPPENHEIMER U.S. GOVERNMENT TRUST

the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of February 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $107,216 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of February 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties.

Valuations of derivative instruments as of February 28, 2013 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Futures margins	$92,813	*	Depreciated swaps, at value	$107,216
Interest rate contracts				Futures margins	103,114	*
Interest rate contracts	Investments, at value	188,200	**	Depreciated swaptions written, at value	162,494

Total		$281,013			$372,824

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Swap contracts	Total
Interest rate contracts	$(295,903)	$23,454	$266,954	$(2,270,192)	$39,786	$(2,235,901)

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Swap contracts	Total
Interest rate contracts	$104,683	$(10,948)	$(39,132)	$(2,046,899)	$(107,216)	$(2,099,512)

*Includes purchased option contracts and purchased swaption contracts, if any.

OPPENHEIMER U.S. GOVERNMENT TRUST	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $114,847,877 and $274,394,924 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net

46	OPPENHEIMER U.S. GOVERNMENT TRUST

change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $7,929 and $44,599 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $185 and $21,507 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the six months ended February 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of August 31, 2012	—	$—	915	$34,746
Options written	572	30,378	8,515	544,163
Options closed or expired	(572)	(30,378)	(9,430)	(578,909)

Options outstanding as of February 28, 2013	—	$—	—	$—

OPPENHEIMER U.S. GOVERNMENT TRUST	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

As of February 28, 2013, the Fund had no outstanding written or purchased options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended February 28, 2013, the Fund had ending monthly average notional amounts of $34,492,857 on interest rate swaps which pay a fixed rate.

48	OPPENHEIMER U.S. GOVERNMENT TRUST

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the six months ended February 28, 2013, the Fund had an ending monthly average market value of $143,622 and $132,338 on purchased and written swaptions, respectively.

OPPENHEIMER U.S. GOVERNMENT TRUST	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Written swaption activity for the six months ended February 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of August 31, 2012	6,470,000	$23,454
Swaptions written	5,735,012	146,816
Swaptions closed or expired	(6,470,000)	(23,454)

Swaptions outstanding as of February 28, 2013	5,735,012	$146,816

7. Restricted Securities

As of February 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any

50	OPPENHEIMER U.S. GOVERNMENT TRUST

funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER U.S. GOVERNMENT TRUST	51

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Trustees (the “Board”), including a majority of the independent Trustees, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

52	OPPENHEIMER U.S. GOVERNMENT TRUST

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services to be provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load general U.S. government funds. The Board noted that the Fund’s one-year, three-year, and ten-year performance was better than its peer group median although its five-year performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees to be paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and

OPPENHEIMER U.S. GOVERNMENT TRUST	53

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load general U.S. government funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has voluntarily agreed to limit the total annual fund operating expenses for all share classes so that those expenses, as a percentage of average annual net assets, will not exceed 0.90% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares and 0.65% for Class Y shares. This voluntary expense limitation may be amended or withdrawn after one year from the date of the prospectus. The Board noted that the Fund’s total expenses were lower than its expense group median and average. The Board also noted that the Fund’s actual management fees were equal to its expense group median and higher than its expense group average. The Fund’s contractual management fees were higher than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI

54	OPPENHEIMER U.S. GOVERNMENT TRUST

under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER U.S. GOVERNMENT TRUST	55

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

56	OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Krishna Memani, Vice President

Peter A. Strzalkowski, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER U.S. GOVERNMENT TRUST	57

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

58	OPPENHEIMER U.S. GOVERNMENT TRUST

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER U.S. GOVERNMENT TRUST	59

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0220.001.0213 April 19, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to semiannual reports.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/11/2013